SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Value Fund, Inc.

The following information is an addition to the disclosure regarding management of the Fund in the section entitled "Directors and Officers."

     Cynthia P. Prince-Fox
          Vice President of the Fund and other Funds in the Fund Complex; Vice President of WRIMCO; Co-Chief Investment Officer, Vice President and Portfolio Manager for Austin, Calvert & Flavin. Date of birth: January 11, 1959.


To be attached to the cover page of the Statement of Additional Information dated October 29, 2001 of Waddell & Reed Advisors Value Fund, Inc.

This Supplement is dated March 1, 2002.